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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                      October 20, 1998 (October 16, 1998)

                            SFX ENTERTAINMENT, INC.

               (Exact name of registrant as specified in charter)


            Delaware                      0-24017               13-3977880
(State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
         Incorporation)                                     Identification No.)


            650 Madison Avenue, 16th Floor, New York, New York 10022
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (212) 838-3100

                                      N/A
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         SFX Entertainment, Inc. ("SFX") and its wholly owned subsidiary, SFX Acquisition Corp. ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 23, 1998, with The Marquee Group, Inc. ("Marquee"), pursuant to which Sub will be merged with and into Marquee (the "Merger") and Marquee shall continue as the surviving corporation of the Merger. SFX entered into Amendment No. 3 to the Merger Agreement
("Amendment No. 3"), dated as of October 16, 1998, pursuant to which, among other things, Marquee shareholders will receive in the Merger 0.1111 shares of SFX Class A common stock for each share of Marquee common stock. However, if the average of the last reported sale price of the SFX Class A common stock for fifteen consecutive trading days ending five days before the Merger is greater than $42.75, the Marquee shareholders will be entitled to receive for each share of Marquee common stock the number of shares of SFX Class A common stock equal to the quotient obtained by dividing $4.75 by such average SFX Class A common stock price.

         The consummation of the Merger remains subject to the satisfaction of a number of conditions, including the approval of the shareholders of Marquee and the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. It is anticipated that the Marquee shareholders' meeting will be held in December of 1998.

         The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by the copy of Amendment No. 3 attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             Exhibit 2.1 Amendment No. 1, dated as of September 21, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc., incorporated herein by reference to Exhibit 2.1 to the Form 8-K for The Marquee Group, Inc., File No. 0-21711, filed with the Securities and Exchange Commission on October 9, 1998.

             Exhibit 2.2 Amendment No. 2, dated as of October 5, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc., incorporated herein by reference to Exhibit 2.2 to the Form 8-K for The Marquee Group, Inc., File No. 0- 21711, filed with the Securities and Exchange Commission on October 9, 1998.

             Exhibit 2.3 Amendment No. 3, dated as of October 16, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

             Exhibit 99.1  Joint Press Release, dated October 19, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          SFX ENTERTAINMENT, INC.



                                          By:     /s/ Thomas P. Benson
                                                 ------------------------------
                                          Name:    Thomas P. Benson
                                          Title:   Chief Financial Officer


Date: October 19, 1998


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                                 EXHIBIT INDEX


      Exhibit 2.1 Amendment No. 1, dated as of September 21, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc., incorporated herein by reference to Exhibit 2.1 to the Form 8-K for The Marquee Group, Inc., File No. 0-21711, filed with the Securities and Exchange Commission on October 9, 1998.

      Exhibit 2.2 Amendment No. 2, dated as of October 5, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc., incorporated herein by reference to Exhibit 2.2 to the Form 8-K for The Marquee Group, Inc., File No. 0- 21711, filed with the Securities and Exchange Commission on October 9, 1998.

      Exhibit 2.3 Amendment No. 3, dated as of October 16, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

      Exhibit 99.1       Joint Press Release, dated October 19, 1998


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